VGOF-P28 05/24

LEGG MASON ETF INVESTMENT TRUST

LEGG MASON ETF INVESTMENT TRUST II

SUPPLEMENT DATED MAY 28, 2024

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

Notwithstanding anything to the contrary in the Statement of Additional Information (SAI) for each of the Funds listed on Schedule A hereto, effective May 28, 2024, in accordance with applicable regulations, the “regular way” settlement date for ETF creation and redemption orders is generally the first business day following the trade date (i.e., “T+1”) except as otherwise agreed by the parties. Accordingly, effective May 28, 2024, all references to “T+2” regular way settlement throughout each Fund’s SAI are hereby revised as the context may require to state: “T+1 (except as otherwise agreed by a Fund and an Authorized Participant)”.

SCHEDULE A

Fund	Date of SAI
LEGG MASON ETF INVESTMENT TRUST II

ClearBridge Focus Value ESG ETF	August 1, 2023

LEGG MASON ETF INVESTMENT TRUST

ClearBridge All Cap Growth ESG ETF	August 1, 2023
ClearBridge Dividend Strategy ESG ETF	August 1, 2023

ClearBridge Large Cap Growth ESG ETF	August 1, 2023
Royce Quant Small-Cap Quality Value ETF	August 1, 2023
Franklin International Low Volatility High Dividend Index ETF	August 1, 2023
Franklin U.S. Low Volatility High Dividend Index ETF	August 1, 2023

Fund	Date of SAI
Western Asset Short Duration Income ETF	August 1, 2023
Western Asset Total Return ETF	August 1, 2023

Please retain this supplement for future reference.